UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 14, 2016

DRIL-QUIP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13439	74-2162088
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6401 N. Eldridge Parkway Houston, Texas		77041
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 939-7711

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 14, 2016, Dril-Quip, Inc. (“Dril-Quip”) entered into a definitive agreement (the “Stock Purchase Agreement”), dated as of October 14, 2016, with Pearce Industries, Inc., a Delaware corporation (the “Seller”). Pursuant to the Stock Purchase Agreement, Dril-Quip will acquire all of the outstanding shares of common stock, par value $100.00 per share, of TIW Corporation, a Texas corporation (the “Company”), for a cash purchase price of $142.7 million. The purchase price is subject to adjustment for cash and working capital at the closing of the transaction and the payment by Dril-Quip of certain post-closing bonuses.

The parties have made customary representations and warranties to each other and have agreed to certain limitations on the conduct of the Company’s business prior to closing. The Stock Purchase Agreement also contains customary covenants, including those relating to the efforts and actions necessary to obtain approval of the transaction under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and other antitrust and competition laws. The parties have agreed to use their commercially reasonable efforts to cooperate with each other and respond to and comply promptly with any requests for information with respect to antitrust and competition laws, provided that neither Dril-Quip nor any of its affiliates shall be obligated to divest any assets or business of Dril-Quip, the Company or any of their respective affiliates.

The parties may terminate the Stock Purchase Agreement by mutual written consent, and either party may terminate the Stock Purchase Agreement if a law prohibits the transaction, or a governmental authority has issued an injunction, judgment, order or decree prohibiting the transaction that has become final and non-appealable or due to material breaches of representations, warranties or covenants by the other party.

The closing of the transaction is subject to, among other conditions enumerated in the Stock Purchase Agreement, (i) the fulfillment or waiver of the parties’ respective obligations under the Stock Purchase Agreement and (ii) the expiration or termination of the applicable waiting periods under the HSR Act. Closing of the transaction is currently expected to occur in the fourth quarter of 2016.

* * *

The foregoing summary of the Stock Purchase Agreement and the transaction contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Stock Purchase Agreement, a copy of which is filed as Exhibit 2.1 hereto.

Investors are cautioned that the representations, warranties and covenants included in the Stock Purchase Agreement were made by Dril-Quip and the Seller to each other. These representations, warranties and covenants were made as of specific dates and only for purposes of the Stock Purchase Agreement and are subject to important exceptions and limitations, including a contractual standard of materiality different from that generally relevant to investors, and are qualified by information in disclosure schedules that the Seller delivered to Dril-Quip in connection with the execution of the Stock Purchase Agreement, which disclosures are not necessarily reflected in the Stock Purchase Agreement. In addition, the representations and warranties may have been included in the Stock Purchase Agreement for the purpose of allocating risk between Dril-Quip and the Seller, rather than to establish matters as facts.

The Stock Purchase Agreement is described in this Current Report on Form 8-K and attached as Exhibit 2.1 hereto only to provide you with information regarding certain material terms and conditions, and, except for its status as a contractual document that establishes and governs the legal relationship among the parties thereto with respect to the transaction, not to provide any other factual information regarding Dril-Quip, the Seller, the Company or their respective businesses or the actual conduct of the Company’s business during the pendency of the Stock Purchase Agreement. Investors are not third-party beneficiaries under the Stock Purchase Agreement and should not rely on the representations and warranties in the Stock Purchase Agreement as characterizations of the actual state of facts about Dril-Quip, the Seller, the Company or any other person referenced therein. Furthermore, you should not rely on the covenants in the Stock Purchase Agreement as actual limitations on the business of the Company because the Company may take certain actions that are either expressly permitted in the disclosure schedules to the Stock Purchase Agreement or as otherwise consented to by Dril-Quip, which consent may be given without notice to the public.

The foregoing summary of the Stock Purchase Agreement and the transaction contemplated thereby contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements include those regarding the expected timing of the consummation of the transaction and other statements that are not historical in nature. No assurance can be given that actual future results will not differ materially from those contained in the forward-looking statements in this Current Report on Form 8-K. Although Dril-Quip believes that all such statements contained in this Current Report on Form 8-K are based on reasonable assumptions, there are numerous variables of an unpredictable nature or outside of Dril-Quip’s control that could affect Dril-Quip’s future results and the value of its shares. Each investor must assess and bear the risk of uncertainty inherent in the forward-looking statements contained in this Current Report on Form 8-K. Please refer to Dril-Quip’s filings with the Securities and Exchange Commission for additional discussion of risks and uncertainties that may affect Dril-Quip’s actual future results. Dril-Quip undertakes no obligation to update the forward-looking statements contained herein.

Item 7.01	Regulation FD Disclosure.

On October 17, 2016, Dril-Quip issued a press release announcing its acquisition of the Company, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1, which is incorporated by reference herein. Dril-Quip has also posted an investor presentation relating to the acquisition on its website (www.dril-quip.com) and has attached the presentation to this Current Report on Form 8-K as Exhibit 99.2, which is incorporated by reference herein.

The information in the press release and the investor presentation is being furnished, not filed, pursuant to Item 7.01. Accordingly, the information in the press release and the investor presentation will not be incorporated by reference into any registration statement filed by Dril-Quip under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Stock Purchase Agreement, dated as of October 14, 2016, by and between Pearce Industries, Inc. and Dril-Quip, Inc.*

99.1	Press Release dated October 17, 2016

99.2	Investor Presentation dated October 17, 2016

*	Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Dril-Quip will furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request by the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRIL-QUIP, INC.

By:	/s/ Jerry M. Brooks
Jerry M. Brooks
Vice President—Finance and Chief Financial Officer

Date: October 17, 2016

EXHIBIT INDEX

Exhibit No.	Description

2.1	Stock Purchase Agreement, dated as of October 14, 2016, by and between Pearce Industries, Inc. and Dril-Quip, Inc.*

99.1	Press Release dated October 17, 2016

99.2	Investor Presentation dated October 17, 2016

*	Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Dril-Quip will furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request by the Securities and Exchange Commission.